							RATE	NEXT
TRADE		SETTLEMENT	MATURITY	NEXT PAY		CALL	TYPE/ RATE	CALL	COUPON
DATE	CUSIP	DATE	DATE	DATE	CALL TYPE (1)	STYLE (2)	SUB-TYPE (3)(4)	DATE	PCT	BANK PAR
10/5/2007	3133XF5T9	10/10/2007	9/9/2011	3/9/2008	Non-Callable		Fixed Constant		5.000	10,000,000
10/5/2007	3133XGJ88	10/10/2007	9/11/2009	3/11/2008	Non-Callable		Fixed Constant		5.250	27,000,000
10/5/2007	3133XGLE2	10/10/2007	9/10/2010	3/10/2008	Non-Callable		Fixed Constant		5.125	10,000,000
10/5/2007	3133XLWM1	10/10/2007	9/12/2014	3/12/2008	Non-Callable		Fixed Constant		5.250	10,000,000
10/5/2007	3133XMMH1	10/22/2007	10/22/2012	4/22/2008	Optional Principal	Bermudan	Fixed Constant	10/22/2008	5.330	50,000,000
					Redemption
10/5/2007	3133XMMN8	10/23/2007	10/23/2012	4/23/2008	Optional Principal	Bermudan	Fixed Constant	4/23/2009	5.250	50,000,000
					Redemption
10/5/2007	3133XMMP3	10/15/2007	10/15/2012	4/15/2008	Optional Principal	European	Fixed Constant	10/15/2008	5.250	500,000,000
					Redemption
10/5/2007	3133XMMS7	10/22/2007	10/22/2012	4/22/2008	Optional Principal	European	Fixed Constant	4/22/2010	5.000	15,000,000
					Redemption
10/5/2007	3133XMMT5	10/29/2007	10/29/2010	4/29/2008	Optional Principal	American	Fixed Constant	10/29/2008	5.000	17,000,000
					Redemption
10/5/2007	3133XMMU2	10/26/2007	10/26/2011	4/26/2008	Optional Principal	American	Fixed Constant	10/26/2009	4.950	15,000,000
					Redemption
10/5/2007	3133XMMV0	10/29/2007	10/29/2012	4/29/2008	Optional Principal	American	Fixed Constant	10/29/2010	4.950	28,000,000
					Redemption
10/5/2007	3133XMMW8	10/29/2007	10/29/2014	4/29/2008	Optional Principal	American	Fixed Constant	10/29/2010	5.250	30,000,000
					Redemption
10/5/2007	3133XMMY4	10/22/2007	4/22/2010	4/22/2008	Optional Principal	European	Fixed Constant	10/22/2008	4.875	15,000,000
					Redemption
10/5/2007	3133XMN23	10/10/2007	10/10/2008	4/10/2008	Non-Callable		Fixed Constant		4.625	27,000,000
10/9/2007	3133XMN49	10/22/2007	10/22/2012	4/22/2008	Optional Principal	European	Fixed Constant	10/22/2010	5.000	25,000,000
					Redemption
10/9/2007	3133XMN56	10/22/2007	10/22/2012	4/22/2008	Optional Principal	European	Fixed Constant	10/22/2009	5.100	25,000,000
					Redemption
10/9/2007	3133XMN64	10/29/2007	10/29/2010	4/29/2008	Optional Principal	European	Fixed Constant	10/29/2008	5.000	15,000,000
					Redemption
10/9/2007	3133XMNA5	10/24/2007	10/24/2011	4/24/2008	Optional Principal	Bermudan	Fixed Constant	10/24/2008	5.150	15,000,000
					Redemption
10/9/2007	3133XMNB3	10/22/2007	10/22/2012	4/22/2008	Optional Principal	European	Fixed Constant	10/22/2010	5.000	15,000,000
					Redemption
10/9/2007	3133XMNC1	10/24/2007	10/24/2011	4/24/2008	Optional Principal	Bermudan	Fixed Constant	10/24/2008	5.200	10,000,000
					Redemption
10/9/2007	3133XMNC1	10/24/2007	10/24/2011	4/24/2008	Optional Principal	Bermudan	Fixed Constant	10/24/2008	5.200	15,000,000
					Redemption
10/9/2007	3133XMNC1	10/24/2007	10/24/2011	4/24/2008	Optional Principal	Bermudan	Fixed Constant	10/24/2008	5.200	15,000,000
					Redemption
10/9/2007	3133XMNG2	10/23/2007	10/23/2012	4/23/2008	Optional Principal	Bermudan	Fixed Step Up	10/23/2008	5.000	10,000,000
					Redemption
10/9/2007	3133XMNG2	10/23/2007	10/23/2012	4/23/2008	Optional Principal	Bermudan	Fixed Step Up	10/23/2008	5.000	15,000,000
					Redemption
10/9/2007	3133XMNJ6	10/15/2007	10/15/2010	4/15/2008	Optional Principal	Bermudan	Fixed Constant	10/15/2008	5.050	25,000,000
					Redemption
10/9/2007	3133XMNP2	10/29/2007	10/29/2014	4/29/2008	Optional Principal	Bermudan	Fixed Constant	10/29/2008	5.500	15,000,000
					Redemption
10/9/2007	3133XMNQ0	10/24/2007	10/24/2012	4/24/2008	Optional Principal	Bermudan	Fixed Step Up	10/24/2008	5.000	15,000,000
					Redemption
10/9/2007	3133XMNR8	10/24/2007	10/24/2011	4/24/2008	Optional Principal	European	Fixed Constant	4/24/2009	5.000	15,000,000
					Redemption
10/9/2007	3133XMNS6	10/15/2007	4/15/2009	4/15/2008	Non-Callable		Fixed Constant		4.500	20,000,000
10/9/2007	3133XMNT4	10/22/2007	10/22/2012	4/22/2008	Optional Principal	European	Fixed Constant	10/22/2010	5.000	15,000,000
					Redemption
10/9/2007	3133XMNW7	10/22/2007	10/22/2014	4/22/2008	Optional Principal	European	Fixed Constant	10/22/2010	5.250	15,000,000
					Redemption
10/9/2007	3133XMNX5	10/29/2007	10/29/2014	4/29/2008	Optional Principal	European	Fixed Constant	4/29/2011	5.220	15,000,000
					Redemption
10/9/2007	3133XMNZ0	10/24/2007	1/24/2011	4/24/2008	Optional Principal	Bermudan	Fixed Constant	10/24/2008	5.125	50,000,000
					Redemption

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•    American-redeemable continuously on and after the first redemption date and until maturity.
•    Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
•    European-redeemable on a particular date only.
•    Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•    Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.